UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2010

FLEXTRONICS INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Singapore	0-23354	Not Applicable
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore	486123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6890-7188

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 12, 2010, the Company announced that its Board of Directors has authorized the repurchase of up to $200 million of the Company’s outstanding ordinary shares. This authorization is in support of the current shareholder authorization for the repurchase of up to 10% of outstanding ordinary shares. This authorization is in addition to the May 28, 2010, $200 million share repurchase that was recently concluded.

The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1	Press release, dated August 12, 2010, issued by Flextronics International Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.

Date: August 16, 2010	By:	/s/ Christopher Collier

Name: Christopher Collier Title: Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated August 12, 2010, issued by Flextronics International Ltd.